15
                                  MFB FINANCIAL
                       DIRECTOR FEE CONTINUATION AGREEMENT


         THIS DIRECTOR FEE CONTINUATION AGREEMENT (this "Agreement") is adopted this 18th day of September, 2007, by and between MFB FINANCIAL, a savings association located in Mishawaka, Indiana (the "Bank"), and [NAME OF DIRECTOR] (the "Director").

       The purpose of this Agreement is to provide specified benefits to the Director who contributes materially to the continued growth, development and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

                                    Article 1
                                   Definitions

         Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

1.1 "Accrual Balance" means the liability that should be accrued by the Bank, under generally accepted accounting principles ("GAAP"), for the Bank's obligation to the Director under this Agreement, by applying Accounting Principles Board Opinion Number 12 ("APB 12") as amended by Statement of Financial Accounting Standards Number 106 ("FAS 106") and the Discount Rate. Unless otherwise specified herein, any one of a variety of amortization methods may be used to determine the Accrual Balance. However, once chosen, the method must be consistently applied.

1.2 "Beneficiary" means each designated person or entity, or the estate of the deceased Director, entitled to any benefits upon the death of the Director pursuant to Article 4.

1.3 "Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs and returns to the Plan Administrator to designate one or more Beneficiaries.

1.4 "Board" means the Board of Directors of the Bank as from time to time constituted.
          -----

1.5      "Change in Control" shall mean any of the following:
          -----------------

         (i) a change in the ownership of the Bank or the MFB Corp., which shall occur on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Bank or the MFB Corp. that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Bank or the MFB Corp.. Such acquisition may occur as a result of a merger of the MFB Corp. or the Bank into another entity which pays consideration for the shares of capital stock of the merging MFB Corp. or Bank. However, if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Bank or the MFB Corp., the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Bank or the MFB Corp. (or to cause a change in the effective control of the Bank or the MFB Corp. (within the meaning of subsection (ii)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Bank or the MFB Corp. acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection. This subsection applies only when there is a transfer of stock of the Bank or the MFB Corp. (or issuance of stock of the Bank or the MFB Corp.) and stock in the Bank or the MFB Corp. remains outstanding after the transaction.

         (ii) a change in the effective control of the Bank or the MFB Corp., which shall occur only on either of the following dates:

                  1) the date any one person, or more than one person acting as a group acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Bank or the MFB Corp. possessing thirty percent (30%) or more of the total voting power of the stock of the Bank or the MFB Corp..

                  2) the date a majority of members of the MFB Corp.'s board of directors is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the MFB Corp.'s board of directors before the date of the appointment or election; provided, however, that this provision shall not apply if another corporation is a majority shareholder of the MFB Corp.


         If any one person, or more than one person acting as a group, is considered to effectively control the Bank or the MFB Corp., the acquisition of additional control of the Bank or the MFB Corp. by the same person or persons is not considered to cause a change in the effective control of the Bank or the MFB Corp. (or to cause a change in the ownership of the Bank or the MFB Corp. within the meaning of subsection (i) of this section).

         (iii) a change in the ownership of a substantial portion of the Bank's assets, which shall occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Bank immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Bank, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. No change in control occurs under this subsection
                  (iii) when there is a transfer to an entity that is controlled by the shareholders of the Bank immediately after the transfer. A transfer of assets by the Bank is not treated as a change in the ownership of such assets if the assets are transferred to:

                  1) a shareholder of the Bank (immediately before the asset transfer) in exchange for or with respect to its stock;

                  2) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Bank.

                  3) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Bank; or

                  4) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

         For purposes of this subsection (iii) and except as otherwise provided in paragraph 1) above, a person's status is determined immediately after the transfer of the assets.

         (iv) For purposes of this section, persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Bank or the MFB Corp.; provided, however, that they will not be considered to be acting as a group if they are owners of an entity that merges into the Bank or the MFB Corp. where the Bank or the MFB Corp. is the surviving corporation.

1.6 "Code" means the Internal Revenue Code of 1986, as amended, and all regulations and guidance thereunder, including such regulations and guidance as may be promulgated after the Effective Date.

1.7 "Compensation" means the total Fees paid to the Director during the last Plan Year prior to Separation
          ------------
         from Service.

1.8 "Disability" means the Director: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees or directors of the Bank. Medical determination of Disability may be made by either the Social Security Administration or by the provider of disability insurance covering employees or directors of the Bank provided that the definition of "disability" applied under such insurance program complies with the requirements of the preceding sentence. Upon the request of the Plan Administrator, the Director must submit proof to the Plan Administrator of the Social Security Administration's or the provider's determination.

1.9 "Discount Rate" means the rate used by the Plan Administrator for determining the Accrual Balance. The initial Discount Rate is six percent (6.0%). However, the Plan Administrator, in its discretion, may adjust the Discount Rate to maintain the rate within reasonable standards according to GAAP and/or applicable bank regulatory guidance.

1.10 "Early Termination" means the Director's Separation from Service before attainment of Normal Retirement Age except when such Separation from Service occurs within twenty-four (24) months following a Change in Control or due to Termination for Cause.

1.11     "Effective Date" means September 18, 2007

1.12      "Fees" means the total fees payable to the Director by the Bank during a Plan Year.
           ----

1.13     "Normal Retirement Age" means the Director's age seventy-two (72).
          ---------------------

1.14 "Plan Administrator" means the Board or such committee or person as the Board shall appoint.
          ------------------

1.15 "Plan Year" means each twelve (12) month period commencing on September 1 and ending on August 31 of each year. The initial Plan Year shall commence on the Effective Date of this Agreement and end on the following August 31.

1.16 "Separation from Service means with respect to a director who is not also an employee of the Bank the good faith and complete termination of such Director's relationship with the Bank as a member of its board of directors. A Director who is also an employee of the Bank shall incur a "Separation from Service" only if he both incurs a good faith and complete termination of his relationship with the Bank as a member of its board of directors and has a "termination of employment;" provided, however, that the Director shall not be required to have a "termination of employment" if this Plan is not required to be aggregated with any other nonqualified deferred compensation plan of the Bank in which the Director participates as an employee under Section 409A of the Code. For purposes of this section, a "termination of employment" means the termination of the individual's employment with the Bank for reasons other than death or Disability. Whether a "termination of employment" takes place is determined based on the facts and circumstances surrounding the termination of the individual's employment. A "termination of employment" will be considered to have occurred if it is reasonably anticipated that (a) the individual will not perform any services for the Bank (whether as an employee or an independent contractor) after the termination of employment, or (b) the individual will continue to provide services to the Bank (whether as an employee or an independent contractor) at an annual rate that is less than fifty percent (50%) of the bona fide services rendered during the immediately preceding twelve months of employment.

1.17 "Specified Employee" means an employee who at the time of Separation from Service is a key employee of the Bank or MFB Corp., if any stock of the Bank or MFB Corp. is publicly traded on an established securities market or otherwise. For purposes of this Agreement, a person is a key employee if the person meets the requirements of Code
         Section 416(i)(1)(A)(i), (ii), or (iii) (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the twelve (12) month period ending on December 31 (the "identification period"). If the person is a key employee during an identification period, the person is treated as a key employee for purposes of this Agreement during the twelve (12) month period that begins on the first day of April following the close of the identification period.

1.18 "Termination for Cause" means Separation from Service for: (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (vii) any material breach of any term, condition or covenant of this Agreement.

1.19 "Years of Service" means the twelve (12) consecutive month period beginning on the date the Director began service on the Board and any twelve (12) month anniversary thereof during the entirety of which time the Director served on the Board. Service with a subsidiary or other entity controlled by the Bank before the time such entity became a subsidiary or under such control shall not be considered "credited service."

                                    Article 2
                          Distributions During Lifetime

2.1 Normal Retirement Benefit. Upon the Director's Separation from Service after attaining Normal Retirement Age and completing at least five (5) Years of Service, the Bank shall distribute to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

         2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is Fifty Percent (50%) of Compensation. If the Director has less than five (5) Years of Service, there is no Normal Retirement Benefit.

         2.1.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following Separation from Service. The annual benefit shall be distributed for the number of years indicated below:

Years of Service       Annual Benefit Shall Be Distributed for the Following
                                      Number of Years

0 up to 5                              0 (no benefit)
5 up to 10                             5
10+                                    10

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2.2      Early Termination Benefit. If Early Termination occurs and the Director has at least five (5) Years of Service, the Bank shall distribute to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.

         2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the Accrual Balance determined as of the end of the month preceding Separation from Service. If the Director has less than five (5) Years of Service, there is no Early Termination benefit.

         2.2.2 Distribution of Benefit. The Bank shall distribute the benefit to the Director in a lump sum within sixty (60) days following Separation from Service.

2.3 Disability Benefit. If the Director experiences a Disability prior to Normal Retirement Age and has at least five (5) Years of Service, the Bank shall distribute to the Director the benefit described in this
         Section 2.3 in lieu of any other benefit under this Article.

         2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Accrual Balance determined as of the end of the month preceding such Disability. If the Director has less than five
                  (5) Years of Service, there is no Disability Benefit.

         2.3.2 Distribution of Benefit. The Bank shall distribute the benefit to the Director in lump sum within sixty (60) days following determination of Disability.

2.4 Change in Control Benefit. If a Change in Control occurs followed within twenty-four (24) months by Separation from Service prior to Normal Retirement Age, the Bank shall distribute to the Director the benefit described in this Section 2.4 in lieu of any other benefit under this Article.

         2.4.1 Amount of Benefit. The annual benefit under this Section 2.4 is the present value of one hundred percent (100%) of the annual Normal Retirement Benefit amount described in Section 2.1.1, without regard to Years of Service, computed using the actuarial factors that would be used to compute the present value of benefits under ss. 280G of the Code.

         2.4.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Director in a lump sum within 60 days following Separation from Service.

         2.4.3 Parachute Payments. Notwithstanding any provision of this Agreement to the contrary, and to the extent allowed by Code
                  Section 409A, if any benefit payment under this Section 2.4 would be treated as an "excess parachute payment" under Code
                  Section 280G, the Bank shall reduce such benefit payment to the extent necessary to avoid treating such benefit payment as an excess parachute payment.

2.5 Restriction on Commencement of Distributions. Notwithstanding any provision of this Agreement to the contrary, if the Director is considered a Specified Employee, the provisions of this Section 2.5 shall govern all distributions hereunder. If benefit distributions which would otherwise be made to the Director due to Separation from Service are limited because the Director is a Specified Employee, then such distributions shall not be made during the first six (6) months following Separation from Service. Rather, any distribution which would otherwise be paid to the Director during such period shall be accumulated and paid to the Director in a lump sum on the first day of the seventh month following Separation from Service. All subsequent distributions shall be paid in the manner specified.

2.6      Distributions Upon Taxation of Amounts Deferred. If, pursuant to Code
         Section 409A, the Federal Insurance Contributions Act or other state, local or foreign tax, the Director becomes subject to tax on the amounts deferred hereunder, then the Bank may make a limited distribution to the Director in a manner that conforms to the requirements of Code section 409A. Any such distribution will decrease the Director's benefits distributable under this Agreement.

2.7 Change in Form or Timing of Distributions. For distribution of benefits under this Article 2, the Director and the Bank may, subject to the terms of Section 8.1, amend this Agreement to delay the timing or change the form of distributions. Any such amendment:

(a) may not accelerate the time or schedule of any distribution, except as provided in Code Section 409A; (b) must, for benefits distributable under Sections 2.1, 2.2 and 2.4, delay the commencement of distributions for a minimum of five (5) years from the date the first distribution was originally scheduled to be made; and
(c) must take effect not less than twelve (12) months after the amendment is made.

                                    Article 3
                              Distribution at Death

3.1 Death During Active Service. If the Director dies prior to Separation from Service, the Bank shall distribute to the Beneficiary the benefit described in this Section 3.1. This benefit shall be distributed in lieu of any benefit under Article 2.

         3.1.1 Amount of Benefit. The benefit under this Section 3.1 is the Accrual Balance determined as of the end of the month preceding the Director's death.

         3.1.2 Distribution of Benefit. The Bank shall distribute the benefit to the Beneficiary in a lump sum on the first day of the fourth month following the Director's death. The Beneficiary shall be required to provide to the Bank the Director's death certificate.

3.2 Death During Distribution of a Benefit. If the Director dies after any benefit distributions have commenced under this Agreement but before receiving all such distributions, the Bank shall distribute to the Beneficiary the remaining benefits at the same time and in the same amounts they would have been distributed to the Director had the Director survived.

3.3 Death Before Benefit Distributions Commence. If the Director is entitled to benefit distributions under this Agreement but dies prior to the date that commencement of said benefit distributions are scheduled to be made under this Agreement, the Bank shall distribute to the Beneficiary the same benefits to which the Director was entitled prior to death, except that the benefit distributions shall be paid in the manner specified in Section 3.1.2 and shall commence on the first day of the fourth month following the Director's death.

                                    Article 4
                                  Beneficiaries

4.1 In General. The Director shall have the right, at any time, to designate a Beneficiary to receive any benefit distributions under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designated under any other plan of the Bank in which the Director participates.

4.2 Designation. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form and delivering it to the Plan Administrator or its designated agent. If the Director names someone other than the Director's spouse as a Beneficiary, the Plan Administrator may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Plan Administrator, executed by the Director's spouse and returned to the Plan Administrator. The Director's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

4.4 No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, any benefit shall be paid to the Director's estate.

4.5 Facility of Distribution. If the Plan Administrator determines in its discretion that a benefit is to be distributed to a minor, to a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Director and the Beneficiary, as the case may be, and shall completely discharge any liability under this Agreement for such distribution amount.

                                    Article 5
                               General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if the Director's service on the Board is terminated by the Bank or an applicable regulator due to a Termination for Cause.

5.2 Suicide or Misstatement. No benefit shall be distributed if the Director commits suicide within two (2) years after the Effective Date, or if an insurance company which issued a life insurance policy covering the Director and owned by the Bank denies coverage (i) for material misstatements of fact made by the Director on an application for such life insurance, or (ii) for any other reason.

5.3 Removal. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if the Director is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to
         Section 8(e) of the Federal Deposit Insurance Act. Notwithstanding anything herein to the contrary, any payments made to the Director pursuant to this Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 U.S.C. 1828 and FDIC Regulation 12 CFR Part 359, Golden Parachute Indemnification Payments and any other regulations or guidance promulgated thereunder.

                                    Article 6
                           Administration of Agreement

6.1 Plan Administrator Duties. The Plan Administrator shall administer this Agreement according to its express terms and shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions, including interpretations of this Agreement, as may arise in connection with this Agreement to the extent the exercise of such discretion and authority does not conflict with Code Section 409A.

6.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as the Plan Administrator sees fit, including acting through a duly appointed representative, and may from time to time consult with counsel who may be counsel to the Bank.

6.3 Binding Effect of Decisions. Any decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation or application of this Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in this Agreement.

6.4 Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator.

6.5 Bank Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the Director's death, Disability or Separation from Service, and such other pertinent information as the Plan Administrator may reasonably require.

6.6 Annual Statement. The Plan Administrator shall provide to the Director, within one hundred twenty (120) days after the end of each Plan Year, a statement setting forth the benefits to be distributed under this Agreement.

                                    Article 7
                          Claims And Review Procedures

7.1 Claims Procedure. An Director or Beneficiary ("claimant") who has not received benefits under this
         -----------------
         Agreement that he or she believes should be distributed shall make a claim for such benefits as follows:

         7.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty
                  (60) days after such notice was received by the claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.


         7.1.2 Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within ninety (90) days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional ninety (90) days by notifying the claimant in writing, prior to the end of the initial ninety
                  (90) day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

         7.1.3 Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                  (a) The specific reasons for the denial;
                  (b) A reference to the specific provisions of this Agreement on which the denial is based; (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed; and
                  (d) An explanation of this Agreement's review procedures and the time limits applicable to such procedures.

7.2 Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the
         ----------------
         opportunity for a full and fair review by the Plan Administrator of the denial as follows:

         7.2.1 Initiation - Written Request. To initiate the review, the claimant, within sixty (60) days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

         7.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

         7.2.3 Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

         7.2.4 Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within sixty (60) days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional sixty (60) days by notifying the claimant in writing, prior to the end of the initial sixty (60) day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

         7.2.5 Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                  (a)      The specific reasons for the denial;
                  (b) A reference to the specific provisions of this Agreement on which the denial is based; and
                  (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

                                    Article 8
                           Amendments and Termination

8.1 Amendments. This Agreement may be amended only by a written agreement signed by the Bank and the Director. However, the Bank may unilaterally amend this Agreement to conform with written directives to the Bank from its auditors or banking regulators or to comply with legislative changes or tax law, including without limitation Code Section 409A.

8.2 Plan Termination Generally. This Agreement may be terminated only by a written agreement signed by the Bank and the Director. The benefit shall be the Accrual Balance as of the date this Agreement is terminated. Except as provided in Section 8.3, the termination of this Agreement shall not cause a distribution of benefits under this Agreement. Rather, upon such termination benefit distributions will be made at the earliest distribution event permitted under Article 2 or
         Article 3.

8.3 Plan Terminations Under Code Section 409A. Notwithstanding anything to the contrary in Section 8.2, if the Bank terminates this Agreement in the following circumstances:

         (a) Within thirty (30) days before or twelve (12) months after a Change in Control, provided that all distributions are made no later than twelve (12) months following such termination of this Agreement and further provided that all the Bank's arrangements which would be aggregated under Treasury Regulations Section 1.409A-1(c)(2) are terminated and liquidated so the Director and all participants in those arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of such termination;

         (b) Upon the Bank's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under this Agreement are included in the Director's gross income in the latest of (i) the calendar year in which this Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or

         (c) Upon the Bank's termination of this and all other arrangements that would be aggregated with this
                  Agreement   pursuant  to  Treasury   Regulations
                  Section   1.409A-1(c)  if  the  Director participated in such
                  arrangements  ("Similar  Arrangements"),  provided that
                  (i) the termination and liquidation does not occur proximate to a downturn in the financial health of the Bank, (ii) all termination distributions are made no earlier than twelve (12) months and no later than twenty-four (24) months following such termination, and (iii) the Bank does not adopt any new arrangement that would be a Similar Arrangement for a minimum of three (3) years following the date the Bank takes all necessary action to irrevocably terminate and liquidate the Agreement;

         the Bank may distribute the Accrual Balance, determined as of the date of the termination of this Agreement, to the Director in a lump sum subject to the above terms.

                                    Article 9
                                  Miscellaneous

9.1 Binding Effect. This Agreement shall bind the Director and the Bank and their beneficiaries, survivors,
         --------------
         executors, administrators and transferees.

9.2 No Guarantee of Service. This Agreement is not a contract for service. It does not give the Director the right to remain a member of the Board, nor interfere with the Bank's right to discharge the Director. It does not require the Director to remain a director nor interfere with the Director's right to terminate service at any time.

9.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

9.4 Tax Withholding and Reporting. The Bank shall withhold any taxes that are required to be withheld, including but not limited to taxes owed under Code Section 409A from the benefits provided under this Agreement. The Director acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authorities. The Bank shall satisfy all applicable reporting requirements, including those under Code Section 409A.

9.5 Applicable Law. This Agreement and all rights hereunder shall be governed by the laws of the State of Indiana, except to the extent preempted by the laws of the United States of America.

9.6 Unfunded Arrangement. The Director and the Beneficiary are general unsecured creditors of the Bank for the distribution of benefits under this Agreement. The benefits represent the mere promise by the Bank to distribute such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors. Any insurance on the Director's life or other informal funding asset is a general asset of the Bank to which the Director and Beneficiary have no preferred or secured claim.

9.7 Reorganization. The Bank shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm or person unless such succeeding or continuing bank, firm or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such an event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor entity.

9.8 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9 Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10 Alternative Action. In the event it shall become impossible for the Bank or the Plan Administrator to perform any act required by this Agreement due to regulatory or other constraints, the Bank or Plan Administrator may perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Bank, provided that such alternative act does not violate Code Section 409A.

9.11 Headings. Article and section headings are for convenient reference only and shall not control or affect
         --------
         the meaning or construction of any provision herein.

9.12 Validity. If any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein.

9.13 Notice. Any notice or filing required or permitted to be given to the Bank or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered or sent by registered or certified mail to the address below:

                                   MFB Financial
                                   4100 Edison Lakes Parkway, Suite 300
                                   P.O. Box 528
                                   Mishawaka, IN  46546-0528

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered or sent by mail to the last known address of the Director.

9.14 Deduction Limitation on Benefit Payments. If the Bank reasonably anticipates that the Bank's deduction with respect to any distribution under this Agreement would be limited or eliminated by application of Code Section 162(m), then to the extent deemed necessary by the Bank to ensure that the entire amount of any distribution from this Agreement is deductible, the Bank may delay payment of any amount that would otherwise be distributed under this Agreement. The delayed amounts shall be distributed to the Director (or the Beneficiary in the event of the Director's death) at the earliest date the Bank reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m).

9.15 Compliance with Section 409A. This Agreement shall be interpreted and administered consistent with Code
         ----------------------------
         Section 409A.

         IN WITNESS WHEREOF, the Director and a duly authorized representative of the Bank have signed this Agreement.

DIRECTOR                             MFB FINANCIAL



                                        By:
-----------------------------------           ----------------------------------
[Name of Director]                   Title:
                                              ----------------------------------

MFB FINANCIAL
DIRECTOR FEE CONTINUATION AGREEMENT
BENEFICIARY DESIGNATION FORM

--------------------------------------------------------------------------------


{  }     New Designation
{  }     Change in Designation

I, [Name of Director], designate the following as Beneficiary under this
Agreement:

--------------------------------------------------------------------------------
Primary:
--------------------------------------------------------------------------------
-----------------------------------------------------------

-----------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contingent:
-----------------------------------------------------------

-----------------------------------------------------------

--------------------------------------------------------------------------------
Notes:
o Please PRINT CLEARLY or TYPE the names of the beneficiaries.
o To name a trust as Beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.
o To name your estate as Beneficiary, please write "Estate of [your name]".
o Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator, which shall be effective only upon receipt and acknowledgment by the Plan Administrator prior to my death. I further understand that the designations will be automatically revoked if the Beneficiary predeceases me, or, if I have named my spouse as Beneficiary and our marriage is subsequently dissolved.

Name:             _______________________________

Signature:        _______________________________    Date:    __________________


Received by the Plan Administrator this ________ day of ________________, 200__

By:      _________________________________

Title:   _________________________________

INDS01 CVS 978007v5